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          HUNTINGTON HARTFORD LEADERS OUTLOOK (SERIES II, IIR AND III)
                             SEPARATE ACCOUNT SEVEN
                        HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 333-101954

    SUPPLEMENT DATED AUGUST 16, 2006 TO THE PROSPECTUS DATED AUGUST 14, 2006
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              SUPPLEMENT DATED AUGUST 16, 2006 TO YOUR PROSPECTUS

AIM V.I. DEMOGRAPHIC TRENDS FUND MERGER:

On or about October 31, 2006, shareholders will vote on the proposed merger of AIM V.I. Demographic Trends Fund into AIM V.I. Capital Appreciation Fund. If the proposed merger is approved, all assets of AIM V.I. Demographic Trends Fund will be transferred into AIM V.I. Capital Appreciation Fund, and shareholders of the AIM V.I. Demographic Trends Fund will receive shares of AIM V.I. Capital Appreciation Fund. If approved by the shareholders, the merger is scheduled to take place on or about November 6, 2006.

As a result, if any of your Contract Value is currently invested in the AIM V.I. Demographic Trends Fund Sub-Account, that Contract Value will be merged into the AIM V.I. Capital Appreciation Fund Sub-Account. If any portion of your future Premium Payments are allocated to the AIM V.I. Demographic Trends Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Contract before the close of trading on the New York Stock Exchange on November 3, 2006.

Effective as of the close of trading of the New York Stock Exchange on November 3, 2006, any Dollar Cost Averaging, InvestEase,(R) Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the AIM V.I. Demographic Trends Fund Sub-Account will be updated to reflect the AIM V.I. Capital Appreciation Fund Sub-Account.

In the event that the proposed merger is approved, all references and information contained in the prospectus for your Contract related to the AIM V.I. Demographic Trends Fund Sub-Account is deleted.

MFS HIGH INCOME EXPENSE CHANGE:

In the section entitled "Annual Fund Operating Expenses," the expense information for the MFS High Income Series is deleted and replaced with the following, effective August 1, 2006:

                                                                                       TOTAL                                TOTAL
                                                         12B-1                        ANNUAL          CONTRACTUAL            NET
                                                     DISTRIBUTION                      FUND          FEE WAIVERS OR        ANNUAL
                                MANAGEMENT         AND/OR SERVICING       OTHER      OPERATING          EXPENSE           OPERATING
FUND                               FEES                  FEES           EXPENSES     EXPENSES        REIMBURSEMENTS       EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) High Income               0.70% (21)                N/A           0.15%(17)    0.85%(17)         0.00% (18)         0.85%(17)
 Series --Initial Class

(17) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.

(18) MFS has contractually agreed to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees which oversees the series.

(21) The annual rate of 0.70% on net assets up to $1 billion, and 0.65% on net assets in excess of $1 billion

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6004